Exhibit 99.2
SCHERING-PLOUGH CORPORATION
STATEMENTS OF CONSOLIDATED OPERATIONS
(U.S. GAAP and As Reconciled)
(Amounts in Millions, except per share figures)
(Unaudited)

	2008	2007	2008	2007		2008	2007	2008	2007
	4th Qtr	4th Qtr	4th Qtr	4th Qtr	4th Qtr vs.	Full Year	Full Year	Full Year	Full Year
	U.S.	U.S.	* As	* As	4th Qtr	U.S.	U.S.	* As	* As
	GAAP	GAAP	Reconciled	Reconciled	As	GAAP	GAAP	Reconciled	Reconciled	2008 vs. 2007
	$	$	$	$	Reconciled	$	$	$	$	As Reconciled

Net sales 1/	4,348	3,724	4,348	3,724	17%	18,502	12,690	18,502	12,690	46%

Cost of sales	1,525	1,566	1,351	1,240	9%	7,307	4,405	5,870	4,079	44%

Gross profit	2,823	2,158	2,997	2,484	21%	11,195	8,285	12,632	8,611	47%

Selling, general and administrative	1,615	1,634	1,614	1,634	(1%)	6,823	5,468	6,819	5,468	25%
Research and development	850	855	848	834	2%	3,529	2,926	3,521	2,729	29%
Acquired in-process research and development	—	3,754	—	—	*	—	3,754	—	—	*
Other expense/(income), net	146	(231)	146	24	N/M	335	(683)	512	(146)	N/M
Special and acquisition-related charges	111	52	—	—	*	329	84	—	—	*
Equity income	(426)	(566)	(404)	(566)	(29%)	(1,870)	(2,049)	(1,765)	(2,049)	(14%)

Income/(loss) before income taxes	527	(3,340)	793	558	42%	2,049	(1,215)	3,545	2,609	36%

Income tax expense/(benefit)	47	(14)	122	78	56%	254	258	530	350	51%

Net income/(loss)	480	(3,326)	671	480	40%	1,795	(1,473)	3,015	2,259	33%

Preferred stock dividends	38	38	38	38	—	150	118	150	118	27%

Net income/(loss) available to common shareholders	442	(3,364)	633	442	43%	1,645	(1,591)	2,865	2,141	34%

Diluted earnings/(loss) per common share	0.27	(2.08)	0.39	0.27	44%	1.01	(1.04)	1.75	1.37	28%

Avg. shares outstanding — diluted	1,634	1,621	1,634	1,648		1,635	1,536	1,635	1,607

Ratios to net sales

Net sales	100.0%	100.0%	100.0%	100.0%		100.0%	100.0%	100.0%	100.0%

Cost of sales	35.1%	42.1%	31.1%	33.3%		39.5%	34.7%	31.7%	32.1%

Gross margin	64.9%	57.9%	68.9%	66.7%		60.5%	65.3%	68.3%	67.9%

Selling, general and administrative	37.1%	43.9%	37.1%	43.9%		36.9%	43.1%	36.9%	43.1%

Research and development	19.5%	23.0%	19.5%	22.4%		19.1%	23.1%	19.0%	21.5%

Income before income taxes	12.1%	N/M	18.2%	15.0%		11.1%	N/M	19.2%	20.6%

Net income/(loss)	11.0%	N/M	15.4%	12.9%		9.7%	N/M	16.3%	17.8%

1/	Net sales for the three and twelve months ended December 31, 2008 include sales of Organon BioSciences (OBS) products of $1.3 billion and $5.4 billion, respectively. Net sales for the three and twelve months ended December 31, 2007 include sales of OBS products of $626 million subsequent to closing date of the acquisition on November 19, 2007.

*	“As Reconciled” to exclude purchase accounting adjustments, special and acquisition-related items and other specified items. See Non-GAAP Reconciliation tables posted on the Schering-Plough website at www.Schering-Plough.com under “Investor Relations/Financial Highlights.”

N/M — Not a meaningful percentage.
            All figures rounded. Totals may not add due to rounding. Percentages based on unrounded figures.

SCHERING-PLOUGH CORPORATION
STATEMENTS OF CONSOLIDATED OPERATIONS
(U.S. GAAP)
(Amounts in Millions, except per share figures)
(Unaudited)

	2008					2007
	1st	2nd	3rd	4th	Full	1st	2nd	3rd	4th	Full	4th Qtr	2008
	Qtr.	Qtr.	Qtr.	Qtr.	Year	Qtr.	Qtr.	Qtr.	Qtr.	Year	vs	vs
	$	$	$	$	$	$	$	$	$		$4th Qtr	2007

Net sales 1/	4,657	4,921	4,576	4,348	18,502	2,975	3,178	2,812	3,724	12,690	17%	46%

Cost of sales 2/	2,137	1,908	1,737	1,525	7,307	937	977	925	1,566	4,405	(3%)	66%

Gross profit	2,520	3,013	2,839	2,823	11,195	2,038	2,201	1,887	2,158	8,285	31%	35%

Selling, general and administrative	1,676	1,870	1,660	1,615	6,823	1,213	1,358	1,262	1,634	5,468	(1%)	25%
Research and development 3/	880	906	893	850	3,529	707	696	669	855	2,926	(1%)	21%
Acquired in-process research and development 4/	—	—	—	—	—	—	—	—	3,754	3,754	N/M	N/M
Other expense/(income), net	95	134	(39)	146	335	(48)	(16)	(390)	(231)	(683)	N/M	N/M
Special and acquisition-related charges 5/	23	94	101	111	329	1	11	20	52	84	N/M	N/M
Equity income 6/	(517)	(493)	(434)	(426)	(1,870)	(487)	(490)	(506)	(566)	(2,049)	(25%)	(9%)

Income/(loss) before income taxes	363	502	658	527	2,049	652	642	832	(3,340)	(1,215)	N/M	N/M
Income tax expense/(benefit)	72	66	69	47	254	87	103	82	(14)	258	N/M	(2%)

Net income/(loss)	291	436	589	480	1,795	565	539	750	(3,326)	(1,473)	N/M	N/M

Preferred stock dividends	38	38	38	38	150	22	22	37	38	118	—	27%
Net income/(loss) available to common shareholders	253	398	551	442	1,645	543	517	713	(3,364)	(1,591)	N/M	N/M

Diluted earnings/(loss) per common share	0.15	0.24	0.34	0.27	1.01	0.36	0.34	0.45	(2.08)	(1.04)	N/M	N/M

Avg. shares outstanding- diluted	1,637	1,632	1,636	1,634	1,635	1,571	1,587	1,622	1,621	1,536
Actual shares outstanding	1,621	1,626	1,626	1,626	1,626	1,489	1,496	1,620	1,621	1,621

Ratios to net sales
Net sales	100.0%	100.0%	100.0%	100.0%	100.0%	100.0%	100.0%	100.0%	100.0%	100.0%
Cost of sales	45.9%	38.8%	38.0%	35.1%	39.5%	31.5%	30.7%	32.9%	42.1%	34.7%
Gross margin	54.1%	61.2%	62.0%	64.9%	60.5%	68.5%	69.3%	67.1%	57.9%	65.3%
Selling, general and administrative	36.0%	38.0%	36.3%	37.1%	36.9%	40.8%	42.7%	44.9%	43.9%	43.1%
Research and development	18.9%	18.4%	19.5%	19.5%	19.1%	23.8%	21.9%	23.8%	23.0%	23.1%
Income/(loss) before income taxes	7.8%	10.2%	14.4%	12.1%	11.1%	21.9%	20.2%	29.6%	N/M	N/M
Net income/(loss)	6.2%	8.9%	12.9%	11.0%	9.7%	19.0%	17.0%	26.7%	N/M	N/M

N/M — Not a meaningful percentage

Note:	The Company incurs substantial costs, such as selling, general and administrative costs, that are not reflected in “Equity income” and are borne by the overall cost structure of Schering-Plough.

1/	Net sales for the three and twelve months ended December 31, 2008 include sales of Organon BioSciences (OBS) products of $1.3 billion and $5.4 billion, respectively. Net sales for the three and twelve months ended December 31, 2007 include sales of OBS products of $626 million subsequent to closing date of the acquisition on November 19, 2007.

2/	Cost of sales for the three and twelve months ended December 31, 2008 include purchase accounting adjustments of $174 million and $1.4 billion, respectively, related to the acquisition of OBS. Cost of sales for the three and twelve months ended December 31, 2007 includes purchase accounting adjustments of $326 million related to the acquisition of OBS.

3/	Research and development for the three and twelve months ended December 31, 2007 include $21 million and $197 million, respectively, related to upfront R&D payments.

4/	Acquired in-process research and development for the twelve months ended December 31, 2007 represents a charge of $3.8 billion in connection with the acquisition of OBS.

5/	Special and acquisition-related charges relate to the Productivity Transformation Program (PTP) activities which also incorporates the ongoing integration of OBS. For the three and twelve months ended December 31, 2008 these charges were $111 million ($97 million for severance costs and $14 million for integration-related costs) and $329 million ($275 million for severance costs and $54 million for integration-related costs), respectively. Special and acquisition-related charges for the three and twelve months ended December 31, 2007 were $52 million and $84 million, respectively, and relate primarily to integration related costs.

6/	Included in Equity Income for the three and twelve months ended December 31, 2008 is $22 million and $105 million, respectively, of income related to the termination of a respiratory joint venture with Merck.
          All figures rounded. Totals may not add due to rounding. Percentages based on unrounded figures.

SCHERING-PLOUGH CORPORATION
ANALYSIS OF NET SALES AND ADJUSTED NET SALES
(Dollars in Millions)

	2008					2007
	1st	2nd	3rd	4th	Full	1st	2nd	3rd	4th	Full	4th Qtr	2008
	Qtr.	Qtr.	Qtr.	Qtr.	Year	Qtr.	Qtr.	Qtr.	Qtr.	Year	vs	vs
	$	$	$	$	$	$	$	$	$		$4th Qtr	2007

Cholesterol Joint Venture:	1,216	1,133	1,089	1,062	4,499	1,150	1,248	1,277	1,443	5,119	(26%)	(12%)
U.S.	851	710	688	695	2,943	897	958	969	1,071	3,894	(35%)	(24%)
International	365	423	401	367	1,556	253	290	308	372	1,225	(1%)	27%

50% of Cholesterol Joint Venture:	607	566	545	531	2,250	575	624	639	722	2,559	(26%)	(12%)

Prescription Pharmaceuticals (1):	3,557	3,702	3,539	3,455	14,253	2,398	2,520	2,291	2,963	10,173	17%	40%
U.S.	975	926	932	981	3,812	802	771	709	855	3,138	15%	22%
International	2,582	2,776	2,607	2,474	10,441	1,596	1,749	1,582	2,108	7,035	17%	48%

Animal Health (2):	723	818	759	674	2,973	232	264	248	507	1,251	33%	138%
U.S.	131	138	160	135	564	58	58	63	99	278	36%	103%
International	592	680	599	539	2,409	174	206	185	408	973	32%	148%

Consumer Health Care	377	401	278	219	1,276	345	394	273	254	1,266	(14%)	1%

Consolidated GAAP Net Sales:	4,657	4,921	4,576	4,348	18,502	2,975	3,178	2,812	3,724	12,690	17%	46%
U.S.	1,453	1,434	1,350	1,320	5,556	1,179	1,195	1,028	1,194	4,597	11%	21%
International	3,204	3,487	3,226	3,028	12,946	1,796	1,983	1,784	2,530	8,093	20%	60%

Adjusted Net Sales:	5,264	5,487	5,121	4,879	20,752	3,550	3,802	3,451	4,446	15,249	10%	36%

(1)	Prescription Pharmaceuticals Net sales for the three and twelve months ended December 31, 2008 include $823 million and $3.5 billion, respectively, of sales of the human health segment of Organon BioSciences (OBS). Prescription Pharmaceuticals Net sales for the three and twelve months ended December 31, 2007 include $409 million of OBS human health segment sales subsequent to the closing date of the acquisition on November 19, 2007.

(2)	Animal Health Net sales for the three and twelve months ended December 31, 2008 include $436 million and $1.9 billion, respectively, of sales of the animal health segment of OBS. Animal Health Net sales for the three and twelve months ended December 31, 2007 include $217 million of OBS animal health segment sales as of the closing date of the acquisition on November 19, 2007.
          All figures rounded. Totals may not add due to rounding. Percentages based on unrounded figures.

SCHERING-PLOUGH CORPORATION
CHOLESTEROL FRANCHISE NET SALES
(Dollars in Millions)

	2008					2007
	1st	2nd	3rd	4th	Full	1st	2nd	3rd	4th	Full	4th Qtr	2008
	Qtr.	Qtr.	Qtr.	Qtr.	Year	Qtr.	Qtr.	Qtr.	Qtr.	Year	vs	vs
	$	$	$	$	$	$	$	$	$		$4th Qtr	2007

Global ZETIA (1):	588	578	558	556	2,279	544	605	606	680	2,436	(18%)	(6%)
U.S.	395	349	333	338	1,415	408	424	443	489	1,764	(31%)	(20%)
International	193	229	225	218	864	136	181	163	191	672	14%	29%

Global VYTORIN (1):	647	586	570	548	2,352	616	683	684	778	2,761	(30%)	(15%)
U.S.	456	361	355	357	1,528	489	534	526	582	2,130	(39%)	(28%)
International	191	225	215	191	824	127	149	158	196	631	(3%)	30%

Global Cholesterol (1):	1,235	1,164	1,128	1,104	4,631	1,160	1,288	1,290	1,458	5,197	(24%)	(11%)
U.S.	851	710	688	695	2,943	897	958	969	1,071	3,894	(35%)	(24%)
International	384	454	440	409	1,688	263	330	321	387	1,303	6%	30%

(1)	Substantially all sales of cholesterol products are not included in Schering-Plough’s Net sales. Global franchise sales include sales under the Merck/Schering-Plough joint venture, plus any sales that are not part of the joint venture, such as Schering-Plough sales of cholesterol products in Japan and Latin America. In Japan, Schering-Plough co-markets ZETIA with Bayer HealthCare. ZETIA was launched in Japan in June 2007. For the three and twelve months ended December 31, 2008 sales in non-joint venture territories of the cholesterol franchise totaled $42 million ($29 million in Japan) and $132 million ($76 million in Japan), respectively. For the three and twelve months ended December 31, 2007 sales in non-joint venture territories of the cholesterol franchise totaled $15 million ($1 million in Japan) and $78 million ($30 million in Japan), respectively.
The results of the operation of the joint venture are reflected in “Equity income.” As a result, Schering-Plough’s Gross margin and ratios of Selling, general and administrative expenses and R&D expenses as a percentage of sales do not reflect the benefit of the impact of the cholesterol joint venture’s operating results.
Schering-Plough utilizes the equity method of accounting in recording its share of activity from the Merck/Schering-Plough cholesterol joint venture. Schering-Plough’s Net sales do not include the sales of the joint venture. The cholesterol joint venture agreements provide for the sharing of operating income generated by the joint venture based upon percentages that vary by product, sales level and country. Equity income also includes milestone and other payments. Either company’s share of the joint venture’s income from operations is subject to a reduction if that company fails to perform a specified minimum number of physician details in a particular country. The companies agree annually to the minimum number of physician details by country.
In the U.S. market, Schering-Plough receives a greater share of profits on the first $300 million of annual ZETIA sales. As such, Schering-Plough’s share of operating income from the joint venture in the first fiscal quarter is generally higher than subsequent quarters.
All figures rounded. Totals may not add due to rounding. Percentages based on unrounded figures.

SCHERING-PLOUGH CORPORATION
PRESCRIPTION PHARMACEUTICALS SALES — KEY PRODUCT NET SALES
(Dollars in Millions)

	Global			U.S.			International
	2008	2007		2008	2007		2008	2007
	4th	4th	4th Qtr	4th	4th	4th Qtr	4th	4th	4th Qtr
	Qtr.	Qtr.	vs	Qtr.	Qtr.	vs	Qtr.	Qtr.	vs
	$		$4th Qtr	$		$4th Qtr	$		$4th Qtr

Prescription Pharmaceuticals (1):	3,455	2,963	17%	981	855	15%	2,474	2,108	17%
Remicade	491	455	8%	—	—	—	491	455	8%
Nasonex	280	271	3%	166	162	2%	114	109	5%
Temodar	242	234	4%	90	83	9%	152	151	1%
PegIntron	225	239	(6%)	34	42	(20%)	191	197	(4%)
Clarinex / Aerius	160	174	(8%)	68	82	(17%)	92	92	—
Follistim / Puregon (2)	127	57	N/M	40	14	N/M	87	43	N/M
Nuvaring (2)	110	45	N/M	65	26	N/M	45	19	N/M
Claritin rx	99	93	6%	—	—	—	99	93	6%
avelox	102	115	(11%)	102	115	(11%)	—	—	—
Integrilin	78	91	(14%)	73	85	(15%)	5	6	(7%)
Caelyx	64	66	(2%)	—	—	—	64	66	(2%)
Rebetol	67	71	(5%)	1	1	—	66	70	(5%)
Zemuron (2)	51	25	N/M	20	10	N/M	31	15	N/M
Remeron (2)	48	33	N/M	2	2	N/M	46	31	N/M
Intron A	57	57	—	32	28	13%	25	29	(12%)
Subutex / Suboxone	52	57	(9%)	—	—	—	52	57	(9%)
Proventil / Albuterol cfc	63	41	52%	63	41	52%	—	—	—
Cerazette (2)	44	20	N/M	—	—	—	44	20	N/M
Livial (2)	40	24	N/M	—	—	—	40	24	N/M
Asmanex	49	41	18%	46	38	20%	3	3	(5%)
Elocon	39	37	6%	—	—	—	39	37	6%
Mercilon (2)	31	18	N/M	—	—	—	31	18	N/M
Implanon (2)	32	15	N/M	10	3	N/M	22	12	N/M
Noxafil	38	29	33%	12	10	26%	26	19	37%
MARVELON (2)	33	20	N/M	2	2	N/M	31	18	N/M
Foradil	27	25	8%	26	24	7%	1	1	34%

(1)	Prescription Pharmaceuticals Net sales for the three months ended December 31, 2008 and December 31, 2007 include $823 million and $409 million of sales of the human health segment of Organon BioSciences (OBS). Prescription Pharmaceuticals (U.S.) Net sales for the three months ended December 31, 2008 and December 31, 2007 include OBS human health segment sales of $196 million and $84 million, respectively. Prescription Pharmaceuticals (International) Net sales for the three months ended December 31, 2008 and December 31, 2007 include OBS human health segment sales of $627 million and $325 million, respectively

(2)	Products acquired in OBS acquisition on November 19, 2007.

N/M — Not a meaningful percentage
          All figures rounded. Totals may not add due to rounding. Percentages based on unrounded figures.

SCHERING-PLOUGH CORPORATION
PRESCRIPTION PHARMACEUTICALS (GLOBAL) SALES — KEY PRODUCT NET SALES
(Dollars in Millions)

	2008					2007
	1st	2nd	3rd	4th	Full	1st	2nd	3rd	4th	Full	4th Qtr	2008
	Qtr.	Qtr.	Qtr.	Qtr.	Year	Qtr.	Qtr.	Qtr.	Qtr.	Year	vs	vs
	$	$	$	$	$	$	$	$	$		$4th Qtr	2007

Prescription Pharmaceuticals (1):	3,557	3,702	3,539	3,455	14,253	2,398	2,520	2,291	2,963	10,173	17%	40%
Remicade	507	557	564	491	2,118	373	394	426	455	1,648	8%	28%
Nasonex	307	311	258	280	1,155	284	295	242	271	1,092	3%	6%
Temodar	236	251	273	242	1,002	196	216	215	234	861	4%	16%
Pegintron	225	229	235	225	914	217	234	221	239	911	(6%)	—
Clarinex / Aerius	213	240	176	160	790	204	250	171	174	799	(8%)	(1%)
Follistim / Puregon (2)	145	162	142	127	577	—	—	—	57	57	N/M	N/M
Nuvaring (2)	96	116	118	110	440	—	—	—	45	45	N/M	N/M
Claritin RX	128	111	87	99	425	112	102	83	93	391	6%	9%
Avelox	142	67	65	102	376	115	75	78	115	384	(11%)	(2%)
Integrilin	74	78	84	78	314	84	78	78	91	332	(14%)	(5%)
Caelyx	74	78	80	64	297	62	65	64	66	257	(2%)	16%
Rebetol	59	70	63	67	260	71	74	60	71	277	(5%)	(6%)
Zemuron (2)	63	67	72	51	253	—	—	—	25	25	N/M	N/M
Remeron (2)	68	61	61	48	239	—	—	—	33	33	N/M	N/M
Intron A	55	61	61	57	234	60	55	61	57	233	—	—
Subutex / Suboxone	54	62	63	52	230	56	52	55	57	220	(9%)	5%
Proventil / Albuterol CFC	50	38	38	63	190	53	61	52	41	207	52%	(8%)
Cerazette (2)	44	49	49	44	185	—	—	—	20	20	N/M	N/M
Livial (2)	45	50	48	40	183	—	—	—	24	24	N/M	N/M
Asmanex	42	48	40	49	180	43	42	36	41	162	18%	11%
Elocon	45	47	45	39	176	36	43	40	37	156	6%	13%
Mercilon (2)	43	47	38	31	159	—	—	—	18	18	N/M	N/M
Implanon (2)	38	44	37	32	151	—	—	—	15	15	N/M	N/M
Noxafil	34	38	40	38	149	16	20	24	29	89	33%	68%
Marvelon (2)	37	40	37	33	147	—	—	—	20	20	N/M	N/M
Foradil	25	25	25	27	102	26	26	25	25	102	8%	—

(1)	Prescription Pharmaceuticals Net sales for the three and twelve months ended December 31, 2008 include $823 million and $3.5 billion, respectively, of sales of the human health segment of Organon BioSciences (OBS). Prescription Pharmaceuticals Net sales for both the three and twelve months ended December 31, 2007 include $409 million of OBS human health segment sales subsequent to the closing date of the acquisition on November 19, 2007.

(2)	Products acquired in OBS acquisition on November 19, 2007.

N/M — Not a meaningful percentage
          All figures rounded. Totals may not add due to rounding. Percentages based on unrounded figures.

SCHERING-PLOUGH CORPORATION
PRESCRIPTION PHARMACEUTICALS (U.S.) SALES — KEY PRODUCT NET SALES
(Dollars in Millions)

	2008					2007
	1st	2nd	3rd	4th	Full	1st	2nd	3rd	4th	Full	4th Qtr	2008
	Qtr.	Qtr.	Qtr.	Qtr.	Year	Qtr.	Qtr.	Qtr.	Qtr.	Year	vs	vs
	$	$	$	$	$	$	$	$	$		$4th Qtr	2007

Total Prescription Pharmaceuticals (U.S.) (1):	975	926	932	981	3,812	802	771	709	855	3,138	15%	22%
Nasonex	172	166	141	166	644	177	175	153	162	667	2%	(3%)
Temodar	80	82	96	90	348	74	79	79	83	315	9%	10%
Pegintron	39	40	40	34	153	49	46	46	42	183	(20%)	(17%)
Clarinex / Aerius	76	79	71	68	295	91	106	83	82	362	(17%)	(19%)
Follistim / Puregon (2)	44	45	49	40	178	—	—	—	14	14	N/M	N/M
Nuvaring (2)	54	68	67	65	253	—	—	—	26	26	N/M	N/M
Avelox	142	67	65	102	376	115	75	78	115	384	(11%)	(2%)
Integrilin	69	73	78	73	292	80	73	73	85	312	(15%)	(6%)
Zemuron (2)	34	33	38	20	125	—	—	—	10	10	N/M	N/M
Remeron (2)	4	2	3	2	11	—	—	—	2	2	N/M	N/M
Intron A	27	29	30	32	118	31	28	29	28	117	13%	1%
Proventil / Albuterol CFC	50	38	38	63	190	53	61	52	41	207	52%	(8%)
Asmanex	39	45	38	46	169	40	39	34	38	152	20%	11%
Implanon (2)	11	14	9	10	45	—	—	—	3	3	N/M	N/M
Noxafil	9	10	11	12	43	6	7	8	10	31	26%	39%
Marvelon (2)	2	3	—	2	5	—	—	—	2	2	N/M	N/M
Foradil	24	24	24	26	99	25	25	24	24	98	7%	1%

(1)	Prescription Pharmaceuticals (U.S.) Net sales for the three and twelve months ended December 31, 2008 include $196 million and $810 million, respectively, of sales of the human health segment of Organon BioSciences (OBS). Prescription Pharmaceuticals (U.S.) Net sales for both the three and twelve months ended December 31, 2007 include $84 million of OBS human health segment sales subsequent to the closing date of the acquisition on November 19, 2007.

(2)	Products acquired in OBS acquisition on November 19, 2007.

N/M — Not a meaningful percentage
          All figures rounded. Totals may not add due to rounding. Percentages based on unrounded figures.

SCHERING-PLOUGH CORPORATION
PRESCRIPTION PHARMACEUTICALS (INTERNATIONAL) SALES — KEY PRODUCT NET SALES
(Dollars in Millions)

	2008					2007
	1st	2nd	3rd	4th	Full	1st	2nd	3rd	4th	Full	4th Qtr	2008
	Qtr.	Qtr.	Qtr.	Qtr.	Year	Qtr.	Qtr.	Qtr.	Qtr.	Year	vs	vs
	$	$	$	$	$	$	$	$	$		$4th Qtr	2007

Total Prescription Pharmaceuticals (International) (1):	2,582	2,776	2,607	2,474	10,441	1,596	1,749	1,582	2,108	7,035	17%	48%
Remicade	507	557	564	491	2,118	373	394	426	455	1,648	8%	28%
Nasonex	135	145	117	114	511	107	120	89	109	425	5%	20%
Temodar	156	169	177	152	654	122	137	136	151	546	1%	20%
Pegintron	186	189	195	191	761	168	188	175	197	728	(4%)	4%
Clarinex / Aerius	137	161	105	92	495	113	144	88	92	437	—	13%
Follistim / Puregon (2)	101	117	93	87	399	—	—	—	43	43	N/M	N/M
Nuvaring (2)	42	48	51	45	187	—	—	—	19	19	N/M	N/M
Claritin RX	128	111	87	99	425	112	102	83	93	391	6%	9%
Integrilin	5	5	6	5	22	4	5	5	6	20	(7%)	7%
Caelyx	74	78	80	64	297	62	65	64	66	257	(2%)	16%
Rebetol	59	70	63	66	258	71	73	59	70	273	(5%)	(6%)
Zemuron (2)	29	34	34	31	128	—	—	—	15	15	N/M	N/M
Remeron (2)	64	59	58	46	228	—	—	—	31	31	N/M	N/M
Intron A	28	32	31	25	116	29	27	32	29	116	(12%)	—
Subutex / Suboxone	54	62	63	52	230	56	52	55	57	220	(9%)	5%
Cerazette (2)	44	49	49	44	185	—	—	—	20	20	N/M	N/M
Livial (2)	45	50	48	40	183	—	—	—	24	24	N/M	N/M
Asmanex	3	3	2	3	11	3	3	2	3	10	(5%)	8%
Elocon	45	46	45	39	176	36	43	40	37	158	6%	13%
Mercilon (2)	42	46	38	31	159	—	—	—	18	18	N/M	N/M
Implanon (2)	27	30	28	22	106	—	—	—	12	12	N/M	N/M
Noxafil	25	28	29	26	106	10	13	16	19	58	37%	84%
Marvelon (2)	35	37	37	31	142	—	—	—	18	18	N/M	N/M
Foradil	1	1	1	1	3	1	1	1	1	4	34%	(14%)

(1)	Prescription Pharmaceuticals (International) Net sales for the three and twelve months ended December 31, 2008 include $627 million and $2.7 billion, respectively, of sales of the human health segment of Organon BioSciences (OBS). Prescription Pharmaceuticals (International) Net sales for both the three and twelve months ended December 31, 2007 include $325 million of OBS human health segment sales subsequent to the closing date of the acquisition on November 19, 2007.

(2)	Products acquired in OBS acquisition on November 19, 2007.

N/M — Not a meaningful percentage
          All figures rounded. Totals may not add due to rounding. Percentages based on unrounded figures.

SCHERING-PLOUGH CORPORATION
CONSUMER HEALTH CARE
NET SALES ANALYSIS
(Dollars in Millions)

	2008					2007
	1st	2nd	3rd	4th	Full	1st	2nd	3rd	4th	Full	4th Qtr	2008
	Qtr.	Qtr.	Qtr.	Qtr.	Year	Qtr.	Qtr.	Qtr.	Qtr.	Year	vs	vs
	$	$	$	$	$	$	$	$	$		$4th Qtr	2007

Consumer Health Care:	377	401	278	219	1,276	345	394	273	254	1,266	(14%)	1%

OTC:	209	181	160	130	680	177	182	162	161	682	(19%)	—
OTC Claritin	139	120	92	55	405	127	137	104	94	462	(42%)	(12%)
MiraLAX	26	28	31	30	115	8	6	16	18	48	66%	N/M
Other OTC	44	33	37	45	160	42	39	42	49	172	(8%)	(7%)
Foot Care	85	105	96	71	357	78	102	92	74	345	(4%)	3%
Sun Care	83	115	22	18	239	90	110	19	19	239	(6%)	—

N/M — Not a meaningful percentage
     All figures rounded. Totals may not add due to rounding. Percentages based on unrounded figures.

SCHERING-PLOUGH CORPORATION
CONSOLIDATED OPERATIONS DATA
(Dollars in Millions)
(Unaudited)

	2008					2007
	1st	2nd	3rd	4th	Full	1st	2nd	3rd	4th	Full
	Qtr.	Qtr.	Qtr.	Qtr.(1)	Year(1)	Qtr.	Qtr.	Qtr.	Qtr.(1)	Year(1)
	$	$	$	$	$	$	$	$	$	$

Geographic net sales
U.S.	1,453	1,434	1,350	1,320	5,556	1,179	1,195	1,028	1,194	4,597
Europe and Canada	2,235	2,449	2,207	2,009	8,903	1,215	1,343	1,199	1,743	5,500
Latin America	482	524	482	500	1,987	311	327	324	398	1,359
Asia Pacific	487	514	537	519	2,056	270	313	261	389	1,234

Consolidated net sales	4,657	4,921	4,576	4,348	18,502	2,975	3,178	2,812	3,724	12,690

	2008					2007
	1st	2nd	3rd	4th	Full	1st	2nd	3rd	4th	Full
	Qtr.	Qtr.	Qtr.	Qtr.	Year	Qtr.	Qtr.	Qtr.	Qtr.	Year
	$	$	$	$	$	$	$	$	$	$

Other expense/(income), net
Interest income	(22)	(17)	(19)	(13)	(71)	(82)	(86)	(117)	(112)	(395)
Interest expense	138	140	136	122	536	37	39	45	125	245
Gain on sale of previously announced divestiture of certain Animal Health products	—	—	(160)	—	(160)	—	—	—	—	—
Acquisition-related (gains)/losses on currency-related and interest rate-related items (2)	—	—	—	—	—	(3)	35	(314)	(255)	(537)
Foreign exchange (gains)/losses	(4)	11	4	37	47	—	(3)	(4)	3	(3)
Other expense/(income) (3)	(17)	—	—	—	(17)	—	(1)	—	8	7

Total — Other expense/(income), net	95	134	(39)	146	335	(48)	(16)	(390)	(231)	(683)

(1)	The three and twelve months ended December 31, 2008 include $1.3 billion and $5.4 billion, respectively, of Organon BioSciences (OBS) Net sales. The three and twelve months ended December 31, 2007 include $626 million of OBS sales subsequent to the closing date of the acquisition on November 19, 2007.

(2)	Included in acquisition-related (gains)/losses on currency-related and interest rate-related items are gains from foreign currency options in the amount of $510 million for the twelve months ended December 31, 2007.

(3)	Other expense/(income) for the first quarter of 2008 reflects a $17 million gain on sale of a manufacturing plant.

All figures rounded. Totals may not add due to rounding.

Janet Barth Joe Romanelli	908-298-7011 908-298-7904

SCHERING-PLOUGH CORPORATION
Reconciliation from Reported Net Income Available to Common Shareholders and Reported Diluted Earnings Per Share to As Reconciled Amounts for Net Income
Available to Common Shareholders and Diluted Earnings per Common Share
(Amount in Millions, except per share figures)
To supplement its consolidated financial statements presented in accordance with accounting principles generally accepted in the United States of America (U.S. GAAP), Schering-Plough is providing the following supplemental financial information to reflect “As Reconciled” amounts related to Net income/(loss) available to common shareholders and Diluted earnings/(loss) per common share. “As Reconciled” amounts exclude the effects of purchase accounting adjustments, special and acquisition-related items and other specified items.
“As Reconciled” amounts related to Net income/(loss) available to common shareholders and Diluted earnings/(loss) per common share are non-U.S. GAAP measures used by management in evaluating the performance of Schering-Plough’s overall business. The effects of purchase accounting adjustments, special and acquisition-related items and other specified items have been excluded from Net income/(loss) available to common shareholders and Diluted earnings/(loss) per common share as management of Schering-Plough does not consider these items to be indicative of continuing operating results. Schering-Plough believes that these “As Reconciled” performance measures contribute to a more complete understanding by investors of the overall results of the company and enhances investor understanding of items that impact the comparability of results between fiscal periods. Net income/(loss) available to common shareholders and Diluted earnings/(loss) per common share, as reported, are required to be presented under U.S. GAAP.

	Three months ended December 31, 2008
	(unaudited)
		Purchase	Special and	Other
	As	Accounting	Acquisition-	Specified	As Reconciled
	Reported	Adjustments	Related Items	Items	(1)

Net sales	$4,348	$—	$—	$—	$4,348
Cost of sales	1,525	(174)	—	—	1,351
Selling, general and administrative	1,615	(1)	—	—	1,614
Research and development	850	(2)	—	—	848
Other expense/(income), net	146	—	—	—	146
Special and acquisition-related charges	111	—	(111)	—	—
Equity income	(426)	—	—	22	(404)

Income before income taxes	527	177	111	(22)	793
Income tax expense/(benefit)	47	(44)	(31)	—	122

Net income	$480	$133	$80	$(22)	$671

Preferred stock dividends	38	—	—	—	38

Net income available to common shareholders	$442	$133	$80	$(22)	$633

Diluted earnings per common share	$0.27				$0.39

Average shares outstanding-diluted	1,634				1,634

(1)	“As Reconciled” to exclude purchase accounting adjustments, special and acquisition-related items and other specified items.

SCHERING-PLOUGH CORPORATION
Reconciliation from Reported Net (Loss)/Income Available to Common Shareholders
and Reported Diluted (Loss)/Earnings Per Share to As Reconciled Amounts for Net (Loss)/Income
Available to Common Shareholders and Diluted (Loss)/Earnings per Common Share (unaudited)
(Amount in Millions, except per share figures)

	Three months ended December 31, 2007
	(unaudited)
		Purchase	Special and	Other
	As	Accounting	Acquisition-	Specified	As Reconciled
	Reported	Adjustments	Related Items	Items	(1)

Net sales	$3,724	$—	$—	$—	$3,724
Cost of sales	1,566	(326)	—	—	1,240
Selling, general and administrative	1,634	—	—	—	1,634
Research and development	855	—	—	(21)	834
Acquired in-process research and development	3,754	(3,754)	—	—	—
Other expense/(income), net	(231)	—	255	—	24
Special and acquisition-related charges	52	—	(52)	—	—
Equity income	(566)	—	—	—	(566)

(Loss)/income before income taxes	(3,340)	4,080	(203)	21	558
Income tax (benefit)/expense	(14)	(89)	(2)	(1)	78

Net (loss)/income	$(3,326)	$3,991	$(205)	$20	$480

Preferred stock dividends	38	—	—	—	38

Net (loss)/income available to common shareholders	$(3,364)	$3,991	$(205)	$20	$442

Diluted (loss)/earnings per common share	$(2.08)				$0.27

Average shares outstanding-diluted	1,621				1,648

(1)	“As Reconciled” to exclude purchase accounting adjustments, acquisition-related items and other specified items.

SCHERING-PLOUGH CORPORATION
Reconciliation from Reported Net Income Available to Common Shareholders and Reported Diluted Earnings Per Share to As Reconciled Amounts for Net Income
Available to Common Shareholders and Diluted Earnings per Common Share
(Amount in Millions, except per share figures)

	Twelve Months Ended December 31, 2008
		Purchase	Special and	Other
	As	Accounting	Acquisition-	Specified	As Reconciled
	Reported	Adjustments	Related Items	Items	(1)

Net sales	$18,502	$—	$—	$—	$18,502
Cost of sales	7,307	(1,437)	—	—	5,870
Selling, general and administrative	6,823	(4)	—	—	6,819
Research and development	3,529	(8)	—	—	3,521
Other expense/(income), net	335	—	—	177	512
Special and acquisition related charges	329	—	(329)	—	—
Equity income	(1,870)	—	—	105	(1,765)

Income before income taxes	2,049	1,449	329	(282)	3,545
Income tax expense/(benefit)	254	(236)	(56)	16	530

Net income	$1,795	$1,213	$273	$(266)	$3,015

Preferred stock dividends	150	—	—	—	150

Net income available to common shareholders	$1,645	$1,213	$273	$(266)	$2,865

Diluted earnings per common share	$1.01				$1.75

Average shares outstanding-diluted	1,635				1,635

(1)	“As Reconciled” to exclude purchase accounting adjustments, special and acquisition-related items and other specified items.

SCHERING-PLOUGH CORPORATION
Reconciliation from Reported Net (Loss)/Income Available to Common Shareholders
and Reported Diluted (Loss)/Earnings Per Share to As Reconciled Amounts for Net (Loss)/Income
Available to Common Shareholders and Diluted (Loss)/Earnings per Common Share (unaudited)
(Amount in Millions, except per share figures)

	Twelve Months Ended December 31, 2007
		Purchase	Special and	Other
	As	Accounting	Acquisition-	Specified	As Reconciled
	Reported	Adjustments	Related Items	Items	(1)

Net sales	$12,690	$—	$—	$—	$12,690
Cost of sales	4,405	(326)	—	—	4,079
Selling, general and administrative	5,468	—	—	—	5,468
Research and development	2,926	—	—	(197)	2,729
Acquired in-process research and development	3,754	(3,754)	—	—	—
Other expense/(income), net	(683)	—	537	—	(146)
Special and acquisition related charges	84	—	(84)	—	—
Equity income	(2,049)	—	—	—	(2,049)

(Loss)/income before income taxes	(1,215)	4,080	(453)	197	2,609
Income tax expense/(benefit)	258	(89)	(2)	(1)	350

Net (loss)/income	$(1,473)	$3,991	$(455)	$196	$2,259

Preferred stock dividends	118	—	—	—	118

Net (loss)/income available to common shareholders	$(1,591)	$3,991	$(455)	$196	$2,141

Diluted (loss)/earnings per common share	$(1.04)				$1.37

Average shares outstanding-diluted	1,536				1,607

(1)	“As Reconciled” to exclude purchase accounting adjustments, acquisition-related items and other specified items.

SCHERING-PLOUGH CORPORATION
Summary of Detailed Schedule
(Amounts in millions)
“As Reconciled” amounts related to Net income/(loss) available to common shareholders and Diluted earnings/(loss) per common share reflect the following adjustments:

	Fourth Quarter		Twelve Months
	(unaudited)		(unaudited)
	2008	2007	2008	2007

Purchase accounting adjustments:
Amortization of intangibles in connection with the acquisition of Organon BioSciences (a)	$120	$65	$527	$65
Depreciation related to the fair value adjustment of fixed assets related to the acquisition of Organon BioSciences (b)	8	3	33	3
Charge related to the fair value adjustment to inventory related to the acquisition of Organon BioSciences (a)	49	258	889	258
Acquired IPR&D related to the Organon BioSciences acquisition (c)	—	3,754	—	3,754

Total purchase accounting adjustments, pre-tax	177	4,080	1,449	4,080
Income tax benefit	44	89	236	89

Total purchase accounting adjustments	$133	$3,991	$1,213	$3,991

Special and acquisition-related items:
Special and integration-related activities (e)	$111	$52	$329	$84
Acquisition-related gain on currency-related and interest-related items, net (d)	—	(255)	—	(537)

Total acquisition-related items, pre-tax	111	(203)	329	(453)
Income tax benefit	31	2	56	2

Total special and acquisition-related items	$80	$(205)	$273	$(455)

Other specified items:
Gain on sale of previously announced divestiture of certain Animal Health products (d)	$—	$—	$(160)	$—
Income from respiratory JV termination (f)	(22)	—	(105)	—
Gain on sale of manufacturing plant (d)	—	—	(17)	—
Upfront R&D payments (c)	—	21	—	197

Total other specified items, pre-tax	(22)	21	(282)	197
Income tax benefit/(expense)	—	1	(16)	1

Total other specified items	$(22)	$20	$(266)	$196

Total purchase accounting adjustments, special and acquisition-related items and other specified items	$191	$3,806	$1,220	$3,732

(a)	Included in Cost of sales

(b)	Included in Cost of sales, Selling, general and administrative and Research and development

(c)	Included in Research and development

(d)	Included in Other expense/(income), net

(e)	Included in Special and acquisition-related charges

(f)	Included in Equity income